                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 8, 2000
                      (Date of earliest event reported)

 Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number          Address; and Telephone Number            Identification No.

   1-3525    AMERICAN ELECTRIC POWER COMPANY, INC.                13-4922640
             (A New York Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000

   1-2680    COLUMBUS SOUTHERN POWER COMPANY                      31-4154203
             (An Ohio Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000

   1-6543    OHIO POWER COMPANY                                   31-4271000
             (An Ohio Corporation)
             301 Cleveland Avenue, S.W.
             Canton, Ohio 44702
             Telephone (330) 456-8173

      This combined Form 8-K is separately filed by American Electric Power Company, Inc. ("AEP"), Columbus Southern Power Company ("CSPCo") and Ohio Power Company ("OPCo"). Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to any of CSPCo or OPCo is also attributed to AEP.

Item 5.  Other Events.

      Reference is made to Note 5 of AEP's Notes to Consolidated Financial Statements in the 1999 Annual Report for a discussion of the transition plan for OPCo and CSPCo filed with the Public Utilities Commission of Ohio ("PUCO") on December 30, 1999. On May 8, 2000, OPCo and CSPCo filed with the PUCO a Stipulation and Recommendation with certain other parties to settle this matter.

      A copy of the press release, dated May 8, 2000, relating to the stipulated agreement and the form of Stipulation and Recommendation, dated May 5, 2000, are attached as Exhibits 99 and 10 hereto, respectively.

Item 7.  Financial Statements and Exhibits.

      (a)     Not Applicable.
      (b)     Not Applicable.
      (c)     Exhibits.

      The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:


      Exhibit No.                             Description

           99 Press Release, dated May 8, 2000, announcing the stipulated agreement regarding OPCo's and CSPCo's transition plan.

           10 Form of Stipulation and Recommendation, dated May 5, 2000, in the Matter of the Application of OPCo and CSPCo for Approval of Electric Transition Plan and Application for Receipt of Transition Revenues.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              Registrant


                             By: /s/ Henry W. Fayne
                                 Henry W. Fayne
                                    Vice President and Chief Financial
                                    Officer of the Registrant

                              COLUMBUS SOUTHERN POWER COMPANY
                              Registrant

                              OHIO POWER COMPANY
                              Registrant


                             By: /s/ Henry W. Fayne
                                 Henry W. Fayne
                                 Vice President of each Registrant

May 8, 2000

                                EXHIBIT INDEX


      Exhibit No.                             Description

           99 Press Release, dated May 8, 2000, announcing the stipulated agreement regarding OPCo's and CSPCo's transition plan.

           10 Form of Stipulation and Recommendation, dated May 5, 2000, in the Matter of the Application of OPCo and CSPCo for Approval of Electric Transition Plan and Application for Receipt of Transition Revenues.

                                                                      EXHIBIT 99
                     CLOSER TO ELECTRIC COMPETITION IN OHIO

COLUMBUS, Ohio, May 8, 2000 - Electric competition in Ohio moved closer to reality today as American Electric Power (NYSE: AEP) announced that the company has reached a stipulated agreement with major parties regarding its transition plan filed Dec. 30, 1999, with the Public Utilities Commission of Ohio (PUCO).

      AEP's operating companies, Columbus Southern Power Company (CSP) and Ohio Power Company (OP), which combined serve nearly 1.3 million customers in Ohio, reached agreement with the PUCO Staff, the Ohio Consumers' Counsel (OCC), Industrial Energy Users - Ohio, Ohio Manufacturers' Association, National Energy Marketers Association, Ohio Rural Electric Cooperative, Inc., and Buckeye Power, Inc., Columbia Energy Power Marketing Corp. and Columbia Energy Services Corp., Exelon Energy, Strategic Energy, LLC, Mid-Atlantic Power Supply Association and Kroger Co.

     "This agreement marks a significant milestone in the road to customer choice of electricity in Ohio," said Henry Fayne, executive vice president Financial Services of AEP. "It provides the best possible framework by giving the company the opportunity to recover its regulatory assets and by giving customers the needed ingredients for the development of a competitive electric market in Ohio. AEP's strong commitment to develop a competitive electric market allowed us to settle with a variety of customer groups and a majority of future power marketers."

      Terms of the agreement, which focused on provisions to facilitate the development of the retail electric market, include:

- The first 25 percent of CSP's residential customers who switch will not be required to pay the generation component of current rates and will also receive a shopping incentive of 0.25 cents per kilowatt-hour. Any unused portion of the incentive will be used by AEP to reduce transition charges.

- The first 20 percent of OP's residential customers who switch after 2005 will be relieved of their obligation to pay transition charges for 2006 and 2007 - a savings of 0.25 cents per kilowatt-hour.

-   AEP will not request recovery of any potential stranded generation costs.

- The notice period of commercial and industrial customers who choose to switch is reduced to 90 days.

-  AEP will work with the  Alliance,  the Midwest  Independent  System  Operator
   (MISO), the Pennsylvania-New Jersey-Maryland (PJM) transmission organization and other regional transmission organizations (RTOs) to develop and implement specific proposals to address reciprocity and interface/seam issues regarding transmission. Further, AEP will transfer operational control of its transmission facilities to an operating FERC-approved RTO by Dec. 15, 2001. Until that time, the company will make available up to $10 million to offset transmission charges imposed by PJM and/or by the MISO for delivery of energy to its current Ohio customers who switch.

- Transition charges will end by Dec. 31, 2007, for OP and by Dec. 31, 2008, for CSP, rather than in 2010 as originally requested.

      AEP, a global energy company, is one of the United States' largest investor-owned utilities, providing energy to 3 million customers in Indiana, Kentucky, Michigan, Ohio, Tennessee, Virginia and West Virginia. AEP has holdings in the United States, the United Kingdom, China and Australia.
Wholly owned subsidiaries provide power engineering, energy consulting and energy management services around the world. The company is based in
Columbus, Ohio.
                                    - - -
      News releases and other information about AEP can be found on the World Wide Web at http://www.aep.com.

                                     ###

                                                                      EXHIBIT 10
                                    BEFORE
                   THE PUBLIC UTILITIES COMMISSION OF OHIO


In the Matter of the Application of       )
Columbus Southern Power Company for       )        Case No. 99-1729-EL-ETP
Approval of Electric Transition Plan and  )
Application for Receipt of Transition     )
Revenues                                  )
                                          )
In the Matter of the Application of       )
Ohio Power Company for Approval of        )        Case No. 99-1730-EL-ETP
Electric Transition Plan and Application  )
for Receipt of Transition Revenues        )

                        STIPULATION AND RECOMMENDATION

I.    INTRODUCTION

      Rule 4901-1-30, Ohio Administrative Code ("OAC") provides that any two or more parties to a proceeding may enter into a written or oral stipulation covering the issues presented in such a proceeding. The purpose of this document is to set forth the understanding of the parties who have signed below (the "Signatory Parties") and to recommend that the Public Utilities Commission of Ohio (the "Commission") approve and adopt, as part of its Opinion and Order in these proceedings, this Stipulation and Recommendation (the "Stipulation") resolving all of the issues in the above-captioned proceedings except as specified in Paragraph XVI herein. This Stipulation is supported by adequate data and information; represents a just and reasonable resolution of all issues in these proceedings; violates no regulatory principle or precedent; and is the product of lengthy, serious bargaining among knowledgeable and capable parties in a cooperative process, encouraged by this Commission and undertaken by the Signatory Parties to settle these cases. While this Stipulation is not binding on the Commission, it is entitled to careful consideration by the Commission, where, as here, it is sponsored by parties representing a wide range of interests, including the Commission's Staff. For purpose of resolving all issues raised by these proceedings, the Signatory Parties stipulate, agree and recommend as set forth below.

II.   PARTIES

      This Stipulation is entered into by and among Columbus Southern Power Company (CSP) and Ohio Power Company (OPCO) (collectively, the "Companies") and such other parties as are signatory hereto. All Signatory Parties fully support this Stipulation and urge the Commission to accept and approve the terms hereof. To the extent that the implementation of the provisions herein reasonably require actions by the Companies' agents or affiliates, the Companies are responsible for the performance of such actions.

III.  RECITALS

      WHEREAS, the State of Ohio enacted Am. Sub. S.B. No. 3, which provides for customer choice effective January 1, 2001;

      WHEREAS, the Companies on December 30, 1999, filed transition plans as required by Am. Sub. S.B. No. 3 and the Commission's rules adopted under the authority of Am. Sub. S.B. No. 3, and supplemented such plans through the date hereof (the "Filing");

      WHEREAS, the Signatory Parties have reviewed and discussed the transition plan and the Filing of the Companies in detail and are fully aware of its contents;

      WHEREAS, the agreements herein represent a comprehensive solution to the issues raised in these proceedings and more importantly create a unique and substantial opportunity to bring real customer choice to Ohio. The issues and concerns raised by the Signatory Parties have been addressed in the substantive provisions of this agreement, and reflect as a result of such discussions compromises by all parties to achieve an overall reasonable solution. This Stipulation is the product of the discussions and negotiations of the Signatory Parties, and is not intended to reflect the views or proposals which any individual party may have advanced acting unilaterally. Accordingly, this agreement represents an accommodation of the diverse interests represented by the Signatory Parties, and is entitled to careful consideration by the Commission;

      WHEREAS,   this  Stipulation  and  Recommendation   represents  a  serious
compromise of complex issues and involves substantial benefits that would not otherwise have been achievable; and

      WHEREAS, the Signatory Parties believe that the agreements herein represent a solution to the issues raised in these proceedings that is designed to facilitate customer choice consistent with state policy as set forth in
Section 4928.02 of the Revised Code and in compliance with Chapter 4928's determination of transition costs.

      NOW, THEREFORE, the Signatory Parties stipulate, agree and recommend that the Commission make the following findings and issue its Opinion and Order in these proceedings in accordance with the following:

IV.   GENERATION TRANSITION CHARGE

      Neither  Company  will  impose  any  lost  revenue   charges   (generation
transition charges (GTC)) on any switching customer.

V.    DISTRIBUTION RATE FREEZE

      The Companies agree to freeze all distribution rates in effect on December 31, 2005 through December 31, 2007 for OPCO and through December 31, 2008 for CSP. The Companies can file an application, prior to the December 31, 2007 and December 31, 2008 dates to change their distribution rates. However, the new rates will not become effective prior to those dates. After December 31, 2005 such frozen rates can be adjusted to reflect the cost of complying with changes in environmental (distribution-related), tax and regulatory laws or regulations, relief from storm damage expenses, or in the event of an emergency under Section 4909.16, R.C.

      Further, the frozen distribution rate can be adjusted to reflect changes in allocation of the transmission/distribution facilities under FERC's seven-factor test. Such an adjustment will be made in a proceeding initiated by the Companies to address only this adjustment

      As part of the freeze, the amortization of regulatory asset deferrals agreed upon in Paragraph VI will begin when new distribution rates go into effect for each Company.

VI.   REGULATORY ASSET TRANSITION CHARGE AND DEFERRAL OF CERTAIN REGULATORY
      ASSETS

      The Companies will recover their regulatory assets in accordance with Attachment 1 hereto except as provided in Paragraphs VII, XVII and XVIII. In accordance with the Staff Report and as reflected in the attached schedules: CSP will absorb the first $20 million of actual Consumer Education, Customer Choice Implementation and Transition Plan Filing Costs, and will be permitted to defer the remainder of its actual cost for such activities (currently estimated to be $40.6 million), plus a carrying charge, as regulatory assets for recovery as a cost of service, by a rider, in future distribution rates. OPCO will absorb the first $20 million of actual Consumer Education, Customer Choice Implementation and Transition Plan Filing Costs, and will be permitted to defer the remainder of its actual costs for such activities (currently estimated to be $45.5 million), plus a carrying charge, as regulatory assets for recovery as a cost of service, by a rider, in future distribution rates. Determination of the costs to be recovered, including the carrying charge, will be subject to review by the Commission.

II.  SHOPPING INCENTIVE

      During the Market Development Period CSP will make available to the first 25% of residential class load that switches to a Competitive Retail Electric Service (CRES) provider a shopping incentive of 2.5 mills/kWh. The unused portion of the shopping incentive as measured at December 31, 2005 will be credited by CSP to its regulatory transition cost (RTC) recovery for all customers. For the entire Market Development Period, there will be no additional shopping incentive for CSP and there will be no shopping incentive for OPCO.

VIII. TRANSMISSION MATTERS

      From January 1, 2001 through the time at which American Electric Power Service Corporation (AEP) as agent for the Companies transfers administration of its Open Access Transmission Tariff (OATT) to a regional transmission organization (RTO), AEP will provide two full-time equivalent positions in the AEP System Control Center to assist transmission users with the processes of reservations, scheduling and tagging. Further AEP will provide a mechanism to account for partial MWHs when the load served by imports across AEP interfaces does not result in whole MWHs.

      AEP will file with the Federal Energy Regulatory Commission (FERC) a proposed amendment to its OATT to extend rollover rights under Section 2.2 of the OATT to retail customers or their supplier. AEP will request an effective date of January 1, 2001 for the amendment. AEP shall actively work with the Alliance, the MISO, PJM and other RTO/ISOs and transmission-level customers in the area to develop and implement specific proposals to address reciprocity and interface/seam issues. In the event a filing is not made by the Alliance to deal with these issues by September 1, 2000, AEP shall cause a filing at the FERC to be made which will deal with these issues as to their respective areas and interfaces. AEP recognizes that resolution of these issues is critical to a fully functioning retail market in Ohio and will endeavor to propose and resolve issues as promptly as possible

      AEP shall (by no later than December 15, 2001) transfer operational control of their transmission facilities to an operating FERC-approved RTO.

      The Companies will make available a fund of up to $10 million for costs associated with transmission charges imposed by PJM and/or by the MISO, if the MISO is fully operating on a single tariff, on generation originating in the MISO or PJM as such cost may be incurred by:

      1. Any supplier serving retail customers within their respective service areas; or,

      2. A customer or group of customers where the customer or group of customers is securing and paying for the transmission service.

The transmission charges to be reimbursed will not include losses, redispatch charges or other charges specifically impacting the transaction. Reimbursement of such costs shall apply only until the AEP transmission system is within the operational control of an operating FERC-approved RTO. If any governmental agency invalidates or imposes conditions associated with this paragraph which would materially affect the obligation imposed by this paragraph, the paragraph will be deemed withdrawn from the Stipulation and Recommendation and the parties agree to negotiate in good faith to restore the value of this paragraph.

IX.   5% RESIDENTIAL GENERATION REDUCTION

      Each Company will refile the unbundled residential tariffs contained in the Filing so as to reflect a 5% reduction in the generation component, including the RTC component, and will not seek to reduce such 5% generation component rate reduction for residential customers during the market development period.

X.    COMMERCIAL CUSTOMER RATE DESIGN

      Each Company's tariffs and UNB-8 schedules should be revised, in the manner shown in Attachment 2 hereto, in order to achieve a revenue neutral rate design and to equalize the bill impacts within the Commercial class of customers.

XI.   TRANSITION PLANS

      The transition plans of the Companies as filed on December 30, 1999, and as supplemented and corrected through the date herein, will be approved, except as specifically modified herein or as is necessary to update tariff provisions to reflect the agreements made herein and the attachments hereto through a compliance filing.

      The Signatory Parties recognize that the OSP working group is engaged in discussions to resolve and/or address the issues arising in that area. The Signatory Parties agree to accept any resolution of such issues agreed to by the working group participants and to incorporate any such changes in the Companies' transition plans. The Companies agree to abide by the determinations of the Commission as they may relate to OSP issues that are not resolved by the working group participants. In doing so, the Companies are not waiving their rights to seek judicial review of such determinations.

XII.  CUSTOMER SWITCHING

      Unless any agreed upon changes by the OSP working group are less restrictive for customers than the terms of this Stipulation, the Companies agree that during the market development period customers that take generation services from the company during any part of May 16 through September 15 must either: (1) remain a customer through April 15 of the following year before they switch to another supplier (minimum stay) or (2) choose a market price based tariff which has been filed with and approved by the Commission and which will not be lower than the generation cost embedded in the standard offer (come and go). Non-aggregated residential customers will be permitted to shop three times during the market development period and to return two times to the default tariff, before being required to choose from the minimum stay or come and go tariff options described above.

XIII. NONDISCRIMINATORY ACCESS TO TRANSMISSION AND DISTRIBUTION SYSTEM

      The Companies shall have the obligation to connect any retail customer located within their service territories to their distribution facilities that are used for delivery of retail electric energy, and to operate such facilities in a manner that will reasonably allow for such customer to receive power supply from the supplier of the customer's choice, subject to Commission Rules and approved tariff provisions relating to connection of service.

      Except as otherwise provided, the Companies shall provide distribution service within their service territories on a basis which is just, reasonable, and not unduly discriminatory to retail customers or suppliers of electric energy, including suppliers of distributed generation. The distribution services provided to each retail customer or supplier of electric energy shall be the same in quality and price and subject to the same terms and conditions to those services provided by the Companies to any similarly situated retail customer, itself or any affiliate.

      Prior to participation in a FERC-approved RTO:

      a) the Companies and/or their affiliates will provide transmission service for the delivery of all power, including transmission of default service power and transmission of power for both affiliated and nonaffiliated energy service providers, only under their proforma transmission tariff;

      b) the Companies and/or their affiliates will comply with the OASIS and Standards of Conduct requirements promulgated by the Federal Energy Regulatory Commission for the delivery of all power.

Nothing in this Paragraph XIII is intended to limit the Companies' right to contend that matters related to transmission in interstate commerce are subject to the exclusive jurisdiction of the Federal Energy Regulatory Commission.

      The Companies will provide distribution service for the delivery of power,
including   default   service  and  service   provided  by  any   affiliated  or
nonaffiliated supplier, only under the applicable distribution tariff.

XIV.  CONSOLIDATED BILLING CREDIT

      The Companies will provide a credit to CRES providers equal to $1.00 for each consolidated bill issued by the provider during the first year of the Market Development Period. The Companies and the marketing intervenors who are Signatory Parties agree that they will negotiate in good faith to determine a consolidated billing credit to be effective after the first year of the Market Development Period. The Companies reserve the right to petition the Commission at any time to set a consolidated billing credit which would supersede any credit then in effect. AEP will apply reasonable efforts to implement supplier consolidated billing as soon as practicable in keeping with the January 1, 2001 start date to competition.

XV.   COMMERCIAL AND INDUSTRIAL CUSTOMERS' NOTICE TO SHOP

      Notwithstanding any provision in the Companies' terms and conditions for service to Commercial and Industrial class customers, such customers need to provide only 90 days notice to the Companies of their intent to purchase electricity from a CRES provider. Such customers may provide the 90 days notice prior to January 1, 2001, so as to enable them to receive generation from a CRES provider on or after the starting date for competitive retail electric service.

XVI.  GROSS RECEIPTS TAX

      The parties reserve for litigation the Companies' proposed gross receipts tax rider. A procedural schedule will be set by the Commission for the filing of testimony concerning this issue and for a hearing.

VII. ACCOUNTING

      The Signatory Parties agree that the Companies' revenues from Regulatory Transition Charges during the transition period (see Attachment 1) and from existing frozen and unbundled rates recovered from customers of OPCO and CSP during the market development period are sufficient to recover regulatory assets as of the beginning of the market development period and to provide for obligations that are required by this Stipulation.

      The Signatory Parties agree that the Commission will direct OPCO and CSP to amortize such regulatory assets during the market development period and thereafter until such regulatory assets are fully amortized. In addition, recorded regulatory assets as of the beginning of the market development period, December 31, 2000, which exceed the amounts in Attachment 1 should be amortized on a per kWh basis during the market development period and recovered through existing frozen and unbundled rates.

      The Signatory Parties recommend that the Commission consider the concerns raised by the Companies with respect to potential violations of the normalization rules in the Internal Revenue Code relating to amortization of regulatory liabilities related to investment tax credits (ITC) and excess deferred income taxes. Accordingly, the Parties recommend that the Opinion and Order in this case reflect the following language: "The base rates in the market development period embodied in this Opinion and Order include the amortization of regulatory liabilities related to ITC no more rapidly than ratably, and the amortization of 'excess deferred taxes' using the Average Rate Assumption Method in order to avoid any potential normalization violations."

XVIII.      OPCO RESIDENTIAL CUSTOMERS' RTC

      For the period January 1, 2006 through December 31, 2007, the first 20% of OPCO residential customer load that was on OPCO's standard service offer as of December 31, 2005 which switches to a certified retail electric generation service provider will not be charged the Regulatory Transition Charge during that 2006-2007 two-year period. Customer load which remains on the Companies' standard service offer under Section 4928.14(A) or (B), Ohio Rev. Code, does not count as being load which switches to a certified retail electric generation service provider

      Should the agreement embodied in the preceding paragraph be rejected by the Commission or determined to be unlawful by a court of competent jurisdiction, the remainder of this Stipulation and Recommendation will remain in effect.

XIX.  LOAD SHAPING

      The Companies and the marketing intervenors who are Signatory Parties agree to negotiate in good faith concerning a load shaping service which might be provided by the Companies. The Companies shall notify all such marketing intervenors of the place, dates and times of such meetings.

XX.   UNIVERSAL SERVICE FUND RIDERS AND ENERGY EFFICIENCY FUND RIDERS

      The Companies state that the rates for the Universal Service Fund Riders and the Energy Efficiency Fund Riders will be as determined by the Ohio Department of Development and approved by the Commission.

XXI.  CODE OF CONDUCT

      The Cost Allocation Manual (CAM) must follow the Uniform System of Accounts as well as GAAP.

      The Companies agree that effective January 1, 2001, their distribution affiliate companies will not provide competitive non-electric products or services to retail customers on a commercial basis1; provided, however, that the distribution affiliate companies are not precluded from a) fulfilling any contractual obligations existing prior to January 1, 2001; or b) providing to retail customers non-electric products or services which are incidental to the provision of customer service and not on a commercial basis. The distribution affiliate companies will not condition the provision of such incidental services on the basis of the customer's choice of retail electric supplier.

      Employees of the Companies' affiliates shall not have access to any information about their transmission or distribution systems (e.g., system operations, capability, price, curtailments, and ancillary services) that is not contemporaneously and in the same form and manner available to a nonaffiliated competitor of retail electric service.

      The Signatory Parties agree that by executing the Stipulation and Recommendation that accepts the Companies' corporate separation plan, the marketer intervenors2 are not agreeing to the Companies' interpretation of the Commission's rules on Code of Conduct, Section 4901:1-20-16(G)(4), Ohio Admin. Code, and would recommend that the Commission recognize this in its Opinion and Order. Further, the Signatory Parties agree that by adopting the Companies' electric transition plans, the Companies' interpretation of the rules as set forth therein will not have any precedential effect.

XXII. EFFECT OF STIPULATION

      Nothing in this Stipulation shall be used or construed for any purpose to imply, suggest or otherwise indicate that the results produced through the compromise reflected herein represent fully the objectives of any Signatory Party.

      This Stipulation is submitted for purposes of this proceeding only, and is not deemed binding in any other proceeding, except as expressly provided herein, nor is it to be offered or relied upon in any other proceedings, except as necessary to enforce the terms of this Stipulation. In fact, none of the Signatory parties have submitted the entirety of the case they would have otherwise filed or will file if this Stipulation is rejected. The agreement of the Signatory Parties reflected in this document is expressly conditioned upon its acceptance in its entirety and without alteration by the Commission. The parties agree that if the Commission rejects all or any part of this Stipulation, or otherwise materially modifies its terms, any adversely affected party shall have the right, within thirty (30) business days of the Commission's order, either to file an application for rehearing or to terminate and withdraw from the Stipulation by filing a notice with the Commission. If an application for rehearing is filed, and if the Commission does not, on rehearing, accept the Stipulation without material modification, any party may terminate and withdraw from the Stipulation by filing a notice with the Commission within ten (10) business days of the Commission's order or entry on rehearing. In such an event, a hearing shall go forward, and the parties shall be afforded the opportunity to present evidence through witnesses, to cross-examine all witnesses, to present rebuttal testimony, and to file briefs on all issues.

      The Signatory Parties agree and intend to support the reasonableness of this Stipulation before the Commission, and to cause their counsel to do the same, and in any appeal from the Commission's adoption and/or enforcement of this Stipulation.

      IN WITNESS WHEREOF, this Stipulation and Recommendation has been agreed to as of this 5th day of May, 2000. The undersigned parties respectfully request the Commission to issue its Opinion and Order approving and adopting this Stipulation

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Ohio Power Company                        Industrial Energy Users-Ohio


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Columbus Southern Power Company           Ohio Consumers' Counsel


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Ohio Rural Electric Cooperative, Inc. and
Buckeye Power, Inc.


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      1 Examples  of such  products or services  are  customer-owned  substation design and construction,  customer-owned  equipment maintenance,  customer-owned
distribution   equipment  service  upgrades,   power  quality   maintenance  and
improvement and power systems and safety training.
      2 Designated on the signature page as a "marketer intervenor."